PNC Bond Fund, PNC Intermediate Bond Fund, PNC Total Return Advantage Fund, and PNC Balanced Allocation Fund-Fixed Income

AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:  ACC  4.125 07/01/24

2.  Cusip Number:   024836AB4

3.  Date of Purchase:   6/17/2014

4.  Broker Name:    Deutsche Bank
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)



6. Issuer:  American Campus Communities

7. Name of Affiliated Underwriter (as defined in PNC
Funds', PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate
(attach list of all members of syndicate):
PNC Capital Markets LLC

8. Aggregate principal amount
of purchase:  $5,000,000

9. Aggregate principal amount
of offering:  $400,000,000

10. Purchase price (net of fees and expenses):    99.861

11. Date offering commenced:  June 17, 2014

12. Offering price at end of first day on which any sales
were made:     99.861

13. Commission, spread or profit:

14. Have the following conditions been satisfied:      Yes OR  No

 a. Does the account's governing document(s) allow for this security to be purchased?
YES


b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
YES

d. The underwriting was a firm commitment underwriting?
YES

e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?
YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
YES


Portfolio Manager(s) (Name):Tim Compan/ Sean Rhoderick/ Cindy
Cole_






Signature(s):

Date:
6/17/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or
PNC Capital separately managed
accounts)



PNC Bond Fund
PNC Intermediate Bond Fund
PNC Total Return Advantage
Fund
PNC Balanced Allocation
Fund-Fixed Income

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Account
Par
Exec Price

carm0009
200000
99.861

carm0016
335000
99.861

carm0034
470000
99.861

carm0fi7
65000
99.861

cn000042
85000
99.861

cn000048
5000
99.861

cn000072
65000
99.861

cn000112
90000
99.861

cn000172
10000
99.861

cn000240
25000
99.861

cn000392
15000
99.861

cn000440
10000
99.861

cn000515
160000
99.861

cn000548
5000
99.861

cn000953
15000
99.861

cn000954
15000
99.861

cn000958
55000
99.861

cn000959
20000
99.861

cn000963
5000
99.861

cn000984
5000
99.861

cn001025
25000
99.861

cn001277
10000
99.861

cn001279
20000
99.861

cn001310
10000
99.861

cn001459
50000
99.861

cp000498
45000
99.861

cp000660
25000
99.861

cp000663
10000
99.861

cp000664
10000
99.861

cp000984
10000
99.861

cp000985
15000
99.861

cp001040
45000
99.861

cp001041
15000
99.861

cp001110
10000
99.861

cp001156
25000
99.861

cp001245
30000
99.861

cp001261
10000
99.861

cp001262
5000
99.861

cp001388
10000
99.861

cp001393
10000
99.861

cp001394
25000
99.861

cp001396
5000
99.861

cp001397
10000
99.861

cp001399
15000
99.861

cp001406
15000
99.861

cp001407
20000
99.861

cp001409
5000
99.861

cp001423
10000
99.861

cp002190
10000
99.861

cp002520
10000
99.861

cp003568
10000
99.861

cp003569
15000
99.861

cp003570
10000
99.861

cp004172
15000
99.861

cp004340
10000
99.861

cp0047
40
150
00
99.8
61

cp004791
20000
99.861

cp005072
95000
99.861

cp005270
15000
99.861

cp005328
10000
99.861

cp005512
20000
99.861

cp005862
15000
99.861

cp006147
25000
99.861

cp006262
500000
99.861

cp006887
15000
99.861

cp007327
25000
99.861

cp007445
50000
99.861

cp007575
35000
99.861

cp008852
20000
99.861

cp009057
40000
99.861

cp009222
15000
99.861

cp009556
15000
99.861

cp009710
10000
99.861

cp009997
20000
99.861

cp010009
10000
99.861

cp010011
35000
99.861

cp010066
10000
99.861

cpx01401
5000
99.861

cpx01402
25000
99.861

cpx01403
5000
99.861

cpx04396
10000
99.861

cpx04422
30000
99.861

cx000002
10000
99.861

cx000009
245000
99.861

cx000015
25000
99.861

cx000030
20000
99.861

cx000038
20000
99.861

cx000043
475000
99.861

cx000135
25000
99.861

cx000154
20000
99.861

cx000244
15000
99.861

cx000301
5000
99.861

cx000318
15000
99.861

cx000330
30000
99.861

cx000332
425000
99.861

cx000333
215000
99.861

cx000338
30000
99.861

cx000350
10000
99.861

cx000365
35000
99.861

cx000416
25000
99.861

in002137
5000
99.861

in002444
5000
99.861

in003259
10000
99.861

in003268
15000
99.861



[PAGE BREAK]

PNC Bond Fund and PNC Intermediate Bond Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   CYT 3.95% 5/1/2025

2.  Cusip Number:   232820AK6

3.  Date of Purchase:  11/5/2014

4.  Broker Name:    Citigroup
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following
(i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity;
(v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


6. Issuer:  Cytec Industries

7. Name of Affiliated Underwriter (as defined in PNC Funds',
PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8. Aggregate principal amount
of purchase:  $5,000,000

9. Aggregate principal amount
of offering:  $250,000,000

10. Purchase price (net of fees and expenses):    99.959

11. Date offering commenced:  November 5, 2014

12. Offering price at end of first day on which any sales were made:
99.959

13. Commission, spread or profit:

14. Have the following conditions been satisfied:  Yes  or  No



 a. Does the account's governing document(s) allow for this security to be purchased?
   YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
  YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
   YES

d. The underwriting was a firm commitment underwriting?
   YES

e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?
   YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
   YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
   YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
   YES


Portfolio Manager(s) (Name):  Tim Compan






Signature(s):



Date:


11/5/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or
PNC Capital separately managed
accounts)



PNC Bond Fund
PNC Intermediate Bond Fund

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Account
Par
Exec Price

carm0009
305000
99.959

carm0016
650000
99.959

cn000042
85000
99.959

cn000112
95000
99.959

cn000172
20000
99.959

cn000440
20000
99.959

cn000498
20000
99.959

cn000515
165000
99.959

cn001025
55000
99.959

cn001459
35000
99.959

cp000498
60000
99.959

cp000663
30000
99.959

cp001040
105000
99.959

cp001254
35000
99.959

cp001261
20000
99.959

cp001388
20000
99.959

cp003568
25000
99.959

cp003570
20000
99.959

cp005072
125000
99.959

cp005270
20000
99.959

cp005328
25000
99.959

cp005862
40000
99.959

cp007445
120000
99.959

cp009057
55000
99.959

cp009556
40000
99.959

cp010011
65000
99.959

cp010066
20000
99.959

cpx04086
25000
99.959

cpx04396
25000
99.959

cpx04422
40000
99.959

cx000002
20000
99.959

cx000009
210000
99.959

cx000015
40000
99.959

cx000038
45000
99.959

cx000043
785000
99.959

cx000091
20000
99.959

cx000135
35000
99.959

cx000244
45000
99.959

cx000318
25000
99.959

cx000330
40000
99.959

cx000332
385000
99.959

cx000333
350000
99.959

cx000338
45000
99.959

cx000350
20000
99.959

cx000448
570000
99.959




[PAGE BREAK]



PNC Bond Fund and PNC Intermediate Bond Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   GS  3.85 07/08/24

2.  Cusip Number:   38141EC23


3.  Date of Purchase:  6/30/2014


4.  Broker Name:  Goldman Sachs

(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


6. Issuer:  Goldman Sachs Group Inc

7. Name of Affiliated Underwriter (as defined in PNC Funds',
PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8. Aggregate principal amount
of purchase:  $4,000,000

9. Aggregate principal amount
of offering:  $2,250,000,000

10. Purchase price (net of fees and expenses):    99.868

11. Date offering commenced:  June 30, 2014

12. Offering price at end of first day on which any sales were made:
99.868

13. Commission, spread or profit:

14. Have the following conditions been satisfied:  Yes  OR  No



 a. Does the account's governing
document(s) allow for this security to
be purchased?
   YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
   YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
   YES

d. The underwriting was a firm commitment underwriting?
   YES

e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?
   YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
   YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
   YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
   YES


Portfolio Manager(s) (Name): Tim Compan / Sean Rhoderick






Signature(s):



Date:


6/30/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or
PNC Capital separately managed
accounts)


PNC Fond Fund
PNC Intermediate Bond Fund

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Account
Par
Exec Price

carm0009
300000
99.868

carm0016
475000
99.868

cn000048
5000
99.868

cn000172
5000
99.868

cn000240
15000
99.868

cn000392
10000
99.868

cn000440
20000
99.868

cn000498
15000
99.868

cn000515
110000
99.868

cn000548
5000
99.868

cn000813
5000
99.868

cn000952
10000
99.868

cn000953
35000
99.868

cn000954
35000
99.868

cn000958
110000
99.868

cn000959
55000
99.868

cn000984
5000
99.868

cn001025
50000
99.868

cn001279
15000
99.868

cn001310
5000
99.868

cn001459
20000
99.868

cp000498
35000
99.868

cp000660
55000
99.868

cp000663
25000
99.868

cp000664
5000
99.868

cp000984
5000
99.868

cp000985
10000
99.868

cp001040
95000
99.868

cp001041
10000
99.868

cp001110
5000
99.868

cp001245
5000
99.868

cp001261
15000
99.868

cp001262
5000
99.868

cp001388
20000
99.868

cp001393
10000
99.868

cp001394
15000
99.868

cp001396
5000
99.868

cp001399
30000
99.868

cp001406
10000
99.868

cp001407
15000
99.868

cp001408
5000
99.868

cp001409
5000
99.868

cp002190
20000
99.868

cp002520
5000
99.868

cp003568
25000
99.868

cp003569
10000
99.868

cp003570
15000
99.868

cp004172
10000
99.868

cp004340
5000
99.868

cp004740
10000
99.868

cp004791
15000
99.868

cp005072
70000
99.868

cp005270
10000
99.868

cp005328
25000
99.868

cp005862
35000
99.868

cp006887
10000
99.868

cp007445
110000
99.868

cp007575
20000
99.868

cp008852
40000
99.868

cp009057
50000
99.868

cp009222
10000
99.868

cp009556
30000
99.868

cp009710
5000
99.868

cp009997
35000
99.868

cp010009
5000
99.868

cp010011
45000
99.868

cp010066
20000
99.868

cpx01401
5000
99.868

cpx01402
55000
99.868

cpx04086
20000
99.868

cpx04422
25000
99.868

cx000002
20000
99.868

cx000009
135000
99.868

cx000015
40000
99.868

cx000030
15000
99.868

cx000038
45000
99.868

cx000043
750000
99.868

cx000135
20000
99.868

cx000154
10000
99.868

cx00024
30000
99.868

cx00030
15000
99.868

cx000318
10000
99.868

cx000330
20000
99.868

cx000332
145000
99.868

cx000333
170000
99.868

cx000338
20000
99.868

cx000350
20000
99.868

cx000365
35000
99.868

cx000416
65000
99.868

in002137
5000
99.868

in002444
5000
99.868

in003268
5000
99.868





[PAGE BREAK]



PNC Total Return Advantage Fund and PNC High Yield Bond Fund



AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   HII 5% 12/15/2021

2.  Cusip Number:   7446413AG1

3.  Date of Purchase:  11/17/2014

4.  Broker Name:    CSFB
 (Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following
(i)
investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity;
(v) diversification; (vi)spread; and any other considerations pertinent to the
account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


6. Issuer:  Huntington Ingalls

7. Name of Affiliated Underwriter (as defined in PNC Funds',
PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8. Aggregate principal amount
of purchase:  $250,000

9. Aggregate principal amount
of offering:  $600,000,000

10. Purchase price (net of fees and expenses):    100.00

11. Date offering commenced:  November 17, 2014

12. Offering price at end of first day on which any sales were made:
100.00

13. Commission, spread or profit:

14. Have the following conditions been satisfied:  Yes  OR  No



 a. Does the account's governing
document(s) allow for this security to
be purchased?
   YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
   YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
   YES

d. The underwriting was a firm commitment underwriting?
   YES

e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?
   YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
   YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
   YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
   YES


Portfolio Manager(s) (Name):  Tim Compan






Signature(s):



Date:


11/17/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or
PNC Capital separately managed
accounts)



PNC Total Return
Advantage Fund
PNC High Yield
Bond Fund

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Account
Par
Exec Price

carm0034
100000
100.00

carm0044
150000
100.00



[PAGE BREAK]


PNC Bond Fund



AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   PSX 4.65% 11/15/2034

2.  Cusip Number:   718546AK0


3.  Date of Purchase:  11/12/2014


4.  Broker Name:    Mitsubishi UFJ
 (Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following
(i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity;
(v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


6. Issuer:  Phillips 66

7. Name of Affiliated Underwriter (as defined in PNC Funds',
PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8. Aggregate principal amount
of purchase:  $2,000,000

9. Aggregate principal amount
of offering:  $1,000,000,000

10. Purchase price (net of fees and expenses):    98.744

11. Date offering commenced:  November 12, 2014

12. Offering price at end of first day on which any sales were made:
98.744

13. Commission, spread or profit:

14. Have the following conditions been satisfied:  Yes   OR    No



 a. Does the account's governing
document(s) allow for this security to
be purchased?
   YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
   YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
   YES

d. The underwriting was a firm commitment underwriting?
   YES

e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?
   YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
   YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
  YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
  YES


Portfolio Manager(s) (Name):  Tim Compan






Signature(s):



Date:


11/12/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or
PNC Capital separately managed
accounts)



PNC Bond Fund

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Account
Par
Exec Price

carm0009
295000
98.744

cn000240
15000
98.744

cn000392
10000
98.744

cn000440
20000
98.744

cn001025
55000
98.744

cp000663
30000
98.744

cp000664
10000
98.744

cp000984
5000
98.744

cp000985
10000
98.744

cp001040
100000
98.744

cp001041
10000
98.744

cp001110
5000
98.744

cp001388
20000
98.744

cp001393
10000
98.744

cp001394
15000
98.744

cp001396
5000
98.744

cp001406
10000
98.744

cp001407
15000
98.744

cp002520
10000
98.744

cp003568
25000
98.744

cp003569
10000
98.744

cp003570
20000
98.744

cp004172
10000
98.744

cp004340
10000
98.744

cp004740
10000
98.744

cp004791
15000
98.744

cp005328
25000
98.744

cp005512
15000
98.744

cp005862
40000
98.744

cp006887
15000
98.744

cp007445
115000
98.744

cp009057
55000
98.744

cp009556
40000
98.744

cp010066
20000
98.744

cpx01401
5000
98.744

cpx01403
5000
98.744

cpx04396
25000
98.744

cx000002
20000
98.744

cx000015
40000
98.744


cx000030
15000
98.744

cx000038
45000
98.744

cx000043
740000
98.744

cx000154
10000
98.744

cx000350
20000
98.744


[PAGE BREAK]



PNC Intermediate Bond Fund


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   SYY 3 10/2/21

2.  Cusip Number:   871829AT4

3.  Date of Purchase:  9/23/2014

4.  Broker Name:    Goldman Sachs
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)

6. Issuer:  Sysco Corporation

7. Name of Affiliated Underwriter (as defined in PNC Funds',
PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8. Aggregate principal amount
of purchase:  $3,000,000

9. Aggregate principal amount
of offering:  $750,000,000

10. Purchase price (net of fees and expenses):    99.781

11. Date offering commenced:  September 23, 2014

12. Offering price at end of first day on which any sales were made:
99.781

13. Commission, spread or profit:

14. Have the following conditions been satisfied:  Yes   OR   No



 a. Does the account's governing
document(s) allow for this security to
be purchased?
   YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
   YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
   YES

d. The underwriting was a firm commitment underwriting?
   YES

e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?
   YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
   YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
   YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
  YES


Portfolio Manager(s) (Name): Sean Rhoderick






Signature(s):



Date:


9/23/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or
PNC Capital separately managed
accounts)


PNC Intermediate Bond Fund

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Account
Par
Exec Price

carm0016
705000
99.781

cn000048
10000
99.781

cn000172
20000
99.781

cn000498
20000
99.781

cn000515
185000
99.781

cn000813
20000
99.781

cn000963
10000
99.781

cn000984
10000
99.781

cn001279
20000
99.781

cn001310
10000
99.781

cn001457
15000
99.781

cn001459
40000
99.781

cp000498
65000
99.781

cp001261
20000
99.781

cp001262
10000
99.781

cp001409
15000
99.781

cp005072
130000
99.781

cp005270
20000
99.781

cp009710
20000
99.781

cp010009
15000
99.781

cp010011
65000
99.781

cpx04422
40000
99.781

cx000009
225000
99.781

cx000135
40000
99.781

cx000244
45000
99.781

cx000301
20000
99.781

cx000318
25000
99.781

cx000330
45000
99.781

cx000332
415000
99.781

cx000333
400000
99.781

cx000338
50000
99.781

cx000438
250000
99.781

in002137
10000
99.781

in002444
10000
99.781




[PAGE BREAK]



PNC Bond Fund, PNC Total Return Advantage Fund, and PNC Balanced Allocation
Fund-
Fixed Income


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   SYY 4.35 10/2/24

2.  Cusip Number:   871829AV9

3.  Date of Purchase:  9/23/2014

4.  Broker Name:    Goldman Sachs
 (Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis
of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity;
(v) diversification; (vi)spread; and any other considerations pertinent to the
account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


6. Issuer:  Sysco Corporation

7. Name of Affiliated Underwriter (as defined in PNC Funds',
PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
PNC Capital Markets LLC

8. Aggregate principal amount
of purchase:  $2,000,000

9. Aggregate principal amount
of offering:  $750,000,000

10. Purchase price (net of fees and expenses):    99.841

11. Date offering commenced:  September 23, 2014

12. Offering price at end of first day on which any sales were made:
99.841

13. Commission, spread or profit:

14. Have the following conditions been satisfied:  Yes  OR  No



 a. Does the account's governing
document(s) allow for this security to
be purchased?
   YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
  YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
   YES

d. The underwriting was a firm commitment underwriting?
   YES

e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?
   YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
   YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
   YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
  YES


Portfolio Manager(s) (Name): Tim Compan






Signature(s):



Date:


9/23/2014


Board of Trustees Review Date (PNC Funds & PNC Advantage Funds):

Account Information (please list accounts below or attach a worksheet with the following information included):

Name of Purchasing Account(s):
(PNC Fund, PNC Advantage Fund and/or
PNC Capital separately managed
accounts)


PNC Bond Fund
PNC Total Return Advantage Fund
PNC Balanced Allocation Fund-Fixed Income

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

Account
Par
Exec Price

carm0009
200000
99.841

carm0034
320000
99.841

carm0fi7
30000
99.841

cn000072
35000
99.841

cn000240
10000
99.841

cn000392
5000
99.841

cn000440
15000
99.841

cn001025
40000
99.841

cp000663
20000
99.841

cp000664
5000
99.841

cp000984
5000
99.841

cp000985
5000
99.841

cp001040
70000
99.841

cp001041
10000
99.841

cp001110
5000
99.841

cp001156
10000
99.841

cp001254
25000
99.841

cp001388
15000
99.841

cp001393
5000
99.841

cp001394
10000
99.841

cp001396
5000
99.841

cp001397
5000
99.841

cp001406
5000
99.841

cp001407
10000
99.841

cp002190
15000
99.841

cp002520
5000
99.841

cp003568
15000
99.841

cp003569
5000
99.841

cp003570
15000
99.841

cp004172
5000
99.841

cp004340
5000
99.841

cp004740
10000
99.841

cp004791
10000
99.841

cp005328
20000
99.841

cp005512
10000
99.841

cp005862
25000
99.841

cp006147
15000
99.841

cp006887
5000
99.841

cp007327
15000
99.841

cp007445
80000
99.841

cp009057
40000
99.841

cp009556
20000
99.841

cp009762
25000
99.841

cp009763
30000
99.841

cp010066
15000
99.841

cp010997
15000
99.841

cpx01401
5000
99.841

cpx01402
40000
99.841

cpx04086
15000
99.841

cpx04396
20000
99.841

cx000002
15000
99.841

cx000015
25000
99.841

cx000030
10000
99.841

cx000038
30000
99.841

cx000043
540000
99.841

cx000091
15000
99.841

cx000154
10000
99.841

cx000350
10000
99.841




[PAGE BREAK]



PNC Tax Exempt LTD Maturity Bond Fund= carm0050


AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased: Casino Reinvestment Dev Auth N J Luxury Tax Rev

2.  Cusip Number:   14760RAA9

3.  Date of Purchase:  10/23/2014

4.  Broker Name:    Janney Montgomery
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following
(i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity;
(v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


6. Issuer:  Casino Reinvestment Development Authority
NJ Luxurt Tax Rev Bonds Series 2014

7. Name of Affiliated Underwriter (as defined in PNC
Funds', PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
   PNC Capital Markets

8. Aggregate
principal amount
of purchase:
3,865,000

9. Aggregate principal amount
of offering:  3,865,000

10. Purchase price (net of fees and expenses):    101.155

11. Date offering commenced:     10/22/2014

12. Offering price at end of first day on which any sales were
made:     N/A

13. Commission, spread or profit:  .125  %


$


14. Have the following conditions been satisfied:  Yes  OR  No

 a. Does the account's governing
document(s) allow for this security to
be purchased?
YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
YES

d. The underwriting was a firm commitment underwriting?
YES


e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?

YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
YES

Portfolio Manager (Name):_Robert Howells_

Date:  10/22/2014




Board of Trustees Review Date (PNC Funds & PNC Advantage
Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):



Name of Purchasing Account(s): See Attached


(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)



AMTrust Account#(s):
See Attached

(only for accounts subadvised by PNC Capital)



Advent Account Number(s):
See Attached



Amount Purchased for each participating account:_See Attached


[PAGE BREAK]



AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   Casino Reinvestment Dev Auth N J Luxury Tax
Rev

2.  Cusip Number:  14760RAB7

3.  Date of Purchase:  10/23/2014

4.  Broker Name:   Janney Montgomery
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


15. Issuer:  Casino Reinvestment Development Authority
NJ Luxurt Tax Rev Bonds Series 2014

16. Name of Affiliated Underwriter (as defined in PNC
Funds', PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
   PNC Capital Markets

17. Aggregate principal amount
of purchase:    500,000  _

18. Aggregate principal amount
of offering:  3,975,000

19. Purchase price (net of fees and expenses):    105.483

20. Date offering commenced:     10/22/2014

21. Offering price at end of first day on which any sales were
made:     N/A

22. Commission, spread or profit:  .25  %


$


23. Have the following conditions been satisfied:  Yes  OR  No

 a. Does the account's governing
document(s) allow for this security to
be purchased?
YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
YES

d. The underwriting was a firm commitment underwriting?
YES


e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?

YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
YES

Portfolio Manager (Name):_Robert Howells_

Date:  10/22/2014




Board of Trustees Review Date (PNC Funds & PNC Advantage
Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):



Name of Purchasing Account(s):
See Attached


(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)



AMTrust Account#(s):
See Attached

(only for accounts subadvised by PNC Capital)



Advent Account Number(s):
See Attached



Amount Purchased for each participating account:_See Attached


[PAGE BREAK]



AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   Casino Reinvestment Dev Auth N J Luxury Tax
Rev

2.  Cusip Number:   14760RAD3

3.  Date of Purchase:  10/23/2014

4.  Broker Name:    Janney Montgomery
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


24. Issuer:  Casino Reinvestment Development Authority
NJ Luxurt Tax Rev Bonds Series 2014

25. Name of Affiliated Underwriter (as defined in PNC
Funds', PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
   PNC Capital Markets

26. Aggregate
principal amount
of purchase:
1,000,000

27. Aggregate principal amount
of offering:  4,135,000

28. Purchase price (net of fees and expenses):    111.362

29. Date offering commenced:     10/22/2014

30. Offering price at end of first day on which any sales were
made:     N/A

31. Commission, spread or profit:  .375  %


$


32. Have the following conditions been satisfied:  Yes  OR  No

 a. Does the account's governing
document(s) allow for this security to
be purchased?
YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
YES

d. The underwriting was a firm commitment underwriting?
YES


e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?

YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
YES

Portfolio Manager (Name):_Robert Howells_

Date:  10/22/2014




Board of Trustees Review Date (PNC Funds & PNC Advantage
Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):



Name of Purchasing Account(s):
See Attached


(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)



AMTrust Account#(s):
See Attached


(only for accounts subadvised by PNC Capital)



Advent Account Number(s):
See Attached



Amount Purchased for each participating account:_See Attached


[PAGE BREAK]



AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   Casino Reinvestment Dev Auth N J Luxury Tax
Rev

2.  Cusip Number: 14760RAF8

3.  Date of Purchase: 10/23/2014

4.  Broker Name:    Janney Montgomery
(Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


33. Issuer:  Casino Reinvestment Development Authority
NJ Luxurt Tax Rev Bonds Series 2014

34. Name of Affiliated Underwriter (as defined in PNC
Funds', PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
   PNC Capital Markets

35. Aggregate principal amount of purchase:
1,020,000

36. Aggregate principal amount
of offering:  4,695,000

37. Purchase price (net of fees and expenses):    112.078

38. Date offering commenced:     10/22/2014

39. Offering price at end of first day on which any sales were
made:     N/A

40. Commission, spread or profit:  .375  %


$


41. Have the following conditions been satisfied:  Yes OR No

 a. Does the account's governing
document(s) allow for this security to
be purchased?
YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
YES

d. The underwriting was a firm commitment underwriting?
YES


e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?

YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
YES

Portfolio Manager (Name):_Robert Howells_

Date:  10/22/2014




Board of Trustees Review Date (PNC Funds & PNC Advantage
Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):



Name of Purchasing Account(s):
See Attached


(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)



AMTrust Account#(s):
See Attached


(only for accounts subadvised by PNC Capital)



Advent Account Number(s):
See Attached



Amount Purchased for each participating account:_See Attached




[PAGE BREAK]



AFFILIATED UNDERWRITINGS (RULE 10F-3) FORM

1.  Security Purchased:   Casino Reinvestment Dev Auth N J Luxury Tax
Rev

2.  Cusip Number:   14760RAU5

3.  Date of Purchase:  10/23/2014

4.  Broker Name:    Janney Montgomery
 (Cannot purchase directly from PNC Affiliated Underwriter)

5. The purchase of the security is determined by a person who has portfolio management responsibility for PNC Bank to be a sound acquisition for PNC Bank on the basis of PNC Bank's investment guidelines, which may include the following (i) investment objectives:
(ii) tax-exempt targets; (iii) maturity targets; (iv) duration / convexity; (v) diversification; (vi)spread; and any other considerations pertinent to the account:
Yes  __X__     No ______
(only for separately managed accounts subadvised by PNC Capital)


42. Issuer:  Casino Reinvestment Development Authority
NJ Luxurt Tax Rev Bonds Series 2014

43. Name of Affiliated Underwriter (as defined in PNC
Funds', PNC Advantage's, and PNC Capital's procedures) managing or participating in syndicate (attach list of all members of syndicate):
   PNC Capital Markets

44. Aggregate
principal amount
of purchase:
500,000

45. Aggregate principal amount
of offering:  17,810,000

46. Purchase price (net of fees and expenses):    98.241

47. Date offering commenced:     10/22/2014

48. Offering price at end of first day on which any sales were
made:     N/A

49. Commission, spread or profit:  .50  %


$


50. Have the following conditions been satisfied:  Yes OR  No

 a. Does the account's governing
document(s) allow for this security to
be purchased?
YES

b. The securities are a part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal
Securities or are securities sold in an
Eligible Foreign Offering, or are
securities sold in an Eligible Rule 144A
Offering.
YES

c. The securities were purchased prior to the end of the first full day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
YES

d. The underwriting was a firm commitment underwriting?
YES


e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period?

YES

f. In respect of any securities other than Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
(including the operations of
predecessors).
YES

g. The amount of such securities purchased by the account(s) and any other investment companies advised by PNC Capital Advisors, LLC did not exceed (i) if purchased in an offering other than an Eligible Rule 144A
Offering, 25% of the principal amount of the securities being offered, or (ii) if purchased in an Eligible Rule 144A
Offering, 25% of the total of (A) the
principal amount of the class of
securities being offered that were sold by underwriters or members of the selling syndicate to qualified institutional buyers (as defined in Rule 144A(a)(1) under the Securities Act of 1933, as amended), plus (B) the principal amount of the class of securities being offered in any concurrent offering.
YES

h. No Affiliated Underwriter was a direct or indirect participant in, or benefited directly or indirectly from, the purchase?
YES

Portfolio Manager (Name):_Robert Howells_

Date:  10/22/2014




Board of Trustees Review Date (PNC Funds & PNC Advantage
Funds):



Account Information (please list accounts below or attach a worksheet with the following information included):



Name of Purchasing Account(s):
See Attached


(PNC Fund, PNC Advantage Fund and/or PNC Capital separately managed accounts)



AMTrust Account#(s):
See Attached


(only for accounts subadvised by PNC Capital)



Advent Account Number(s):
See Attached



Amount Purchased for each participating account:_See Attached


[PAGE BREAK]


Trade Summary (combined portfolios)
 -- Buys from 10/23/2014 to 10/23/2014


INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER:

Trade Date
Settle Date
CUSIP
Port
Ticket Par - ($000)
Ticket Price
Holding Description
St
Coupon
Maturity
Dealer

10/23/2014
10/30/2014
14760RAA9
12108400619211
120
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
20608403502217
105
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
35358403773373
50
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
35358408899364
110
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
35358408262133
50
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
42438403867952
20
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
42438404740783
15
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
70708408145858
230
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
20468403831703
60
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12108408306490
65
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12758408576186
135
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12758408351665
65
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
75758419634622
40
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery
10/23/2014
10/30/2014
14760RAA9
35358418258550
250
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12128407000188
325
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12358400151037
55
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
27278413879428
150
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
35358418265424
35
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12358401009241
495
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12758409571941
25
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
20758403620742
125
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12358408951764
145
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
50528408471980
100
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
35358418895019
25
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
35358418895598
25
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
70708409126786
75
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12708419125675
35
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12758419571234
60
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
75758419662108
65
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12758409598363
120
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12708419162386
25
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12108418884450
30
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
75758418375916
30
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
10018418906230
25
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
20420024796815
220
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
70708418604567
85
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12708419136975
30
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
12358403881130
155
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
21758414721610
40
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
45458418473584
25
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAA9
50588419298406
25
101.155000
Casino Reinvestment Dev Auth N J Luxury
NY
2.000
11/01/2015
Janney Montgomery

10/23/2014
10/30/2014
14760RAB7
20108424784763
500
105.483000
Casino Reinvestment Dev Auth N J Luxury
NJ
4.000
11/01/2016
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
35358413978686
35
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
12358413874826
40
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
35358418262133
50
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
45468418078617
155
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
12758419574290
75
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
35358418265424
35
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
35358418895255
30
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
35358418895019
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
12758419572002
35
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
12708413951052
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
75758419662108
65
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
20100024791491
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
12708419162386
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
35428411064574
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
75758419583116
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
27278418605319
15
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
75758419137557
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
35358419090836
35
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
45458419298676
100
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
45458419525403
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
75758419298294
35
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
20350023751359
35
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
70708418455085
25
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAD3
75758419065099
35
111.362000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2018
Janney Montgomery

10/23/2014
10/30/2014
14760RAF8
891471
1,020
112.078000
Casino Reinvestment Dev Auth N J Luxury
NJ
5.000
11/01/2020
Janney Montgomery

10/23/2014
10/30/2014
14760RAU5
42438619386712
100
98.241000
Casino Reinvestment Dev Auth N J Luxury
NJ
4.000
11/01/2034
Janney Montgomery

10/23/2014
10/30/2014
14760RAU5
42438619386518
400
98.241000
Casino Reinvestment Dev Auth N J Luxury
NJ
4.000
11/01/2034
Janney Montgomery

Page 1  Std Ticket Trade Sum Comb Date Range Printed 10/27/2014
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